UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) June 9, 2004
                                                           ------------




                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        1-9550                  62-1691861
------------------------------      ----------------        --------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of  Incorporation)               File Number)           Identification No.)



          One Thousand Beverly Way
            Fort Smith, Arkansas                                 72919
  ------------------------------------------                  ------------
   (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number including area code  (479) 201-2000

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9. Regulation FD Disclosure.

On June 9, 2004, Beverly Enterprises, Inc. (the "Company") issued a press release announcing that it has initiated a cash tender offer for any and all of its $200 million aggregate principal amount of 9-5/8% Senior Notes due 2009, and a solicitation of consents to amend the indenture governing those notes. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


Exhibit 99.1* - Press Release of Beverly Enterprises, Inc. dated June 9, 2004.

*Furnished with this document

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 9, 2004                   BEVERLY ENTERPRISES, INC.


                                       By:    /s/ Jeffrey P. Freimark
                                              ----------------------------------
                                       Name:  Jeffrey P. Freimark
                                       Title: Executive Vice President and Chief
                                              Financial and Information Office




                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

   99.1           Press Release of Beverly Enterprises, Inc. dated June 9, 2004.